EXHIBIT 10.13

                               SECURITY AGREEMENT
                                   (Borrower)


         THIS SECURITY AGREEMENT (the "Agreement") dated as of July 10, 2000 is made and entered into by and between Avatar Systems, Inc., a Texas corporation ("Debtor"), and Bank One, Texas, N.A. ("Lender").


                                   WITNESSETH:

         WHEREAS, Avatar Systems, Inc, a Texas corporation ("Borrower"), and Lender are parties to an Amended and Restated Loan Agreement of even date herewith (as the same may be amended and in effect from time to time, the "Loan Agreement"), providing for extensions of credit to be made to Debtor by Lender;

         WHEREAS, Debtor will receive direct and indirect economic benefit from the loans contemplated under the Loan Agreement;

         WHEREAS, Debtor has executed that certain Guaranty dated as of even date herewith, in favor of Lender, and securing all obligations and liabilities of Borrower under the Loan Agreement (the "Guaranty"); and

         WHEREAS, it is a condition precedent to the making of Loans under the Loan Agreement that Debtor shall have executed and delivered this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lender to make Loans under the Loan Agreement, Debtor hereby agrees with Lender as follows:

SECTION 1. Definitions

         1.1 Certain Defined Terms. Terms defined in the Loan Agreement and not otherwise defined herein have the respective meanings provided for in the Loan Agreement. The following terms, as used herein, have the meanings set forth below:

         "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter created or acquired by Debtor including, without limitation, all of the following now owned or hereafter created or acquired by Debtor: (a) accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to Debtor arising from the sale, lease or exchange of goods or other property and/or the performance of services; (b) Debtor's rights in, to and under all purchase orders for goods, services or other property; (c) Debtor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit);
(d) monies due to or to become due to Debtor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services (whether or not- yet earned by performance on the part of Debtor); and (e) Proceeds (as defined below) of any of the foregoing and all collateral security and guaranties of any kind given by any Person with respect to any of the foregoing,

SECURITY AGREEMENT - Page 1

         "Collateral" has the meaning assigned to that term in Section 2.

         "Collateral Account" has the meaning assigned to that term in Section


         "Copyright License" means any written agreement now or hereafter in existence granting to Debtor any right to use any Copyright (excluding any such agreement if and to the extent that any attempt to grant a security interest hereunder in any such agreement without the consent of a third party would constitute a breach thereof or such consent has not been obtained by Debtor) including, without limitation, the agreements described in Schedule I of the Copyright Security Agreement.

         "Copyrights" means collectively all of the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications now owned or hereafter created or acquired by Debtor, including, without limitation, those listed on
Schedule I of the Copyright Security Agreement; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing;
(d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

         "Copyright Security Agreement" means the copyright security agreement to be executed and delivered by Debtor to Lender, substantially in the form of Exhibit A, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

         "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods now owned or hereafter acquired by Debtor.

         "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by Debtor including, without limitation, all computers, computer components and other computer hardware, printers, communications equipment, office equipment, machinery, motor vehicles, trucks, trailers, vessels, aircraft and rolling stock and all parts thereof and all additions and accessions thereto and replacements therefor.

         "Financial Assets" means all "financial assets" (as defined in the UCC), now owned or hereafter acquired by Debtor.

         "Fixtures" means all "Fixtures" (as defined in the UCC) now owned or hereafter acquired by Debtor including, without limitation, all plant Fixtures; business Fixtures; other Fixtures and storage office facilities, wherever located; and all additions and accessions thereto and replacements therefor.

         "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by Debtor, including, without limitation, all right, title and interest of Debtor in and to: (a) all agreements, leases, licenses and contracts to which Debtor is or may become a party (excluding any such agreements, leases, licenses including Trademark Licenses, Copyright Licenses and Patent Licenses and contracts to which Debtor is a party as of the date hereof and any renewals or extension thereof (but in any event not excluding Accounts) if and to the extent that any attempt to grant a security interest hereunder in any such agreements, leases, licenses and contracts without the consent of a third party would constitute a breach thereof and such consent has not been obtained by Debtor and those agreements, leases, licenses and contracts for which Debtor may become a party and consent to a grant of a security interest is required and cannot be obtained); (b) all obligations or indebtedness owing to Debtor (other than Accounts) from whatever source arising, including, without limitation, any obligations owed to Debtor by third parties in connection with the agreements relating to the clean up of Hazardous Materials or compliance with Environmental Laws; (c) all tax refunds;
(d) Intellectual Property; (e) computer software, source code, object code, manuals and instructions, together with all diskettes, tape and any other physical representation or eminent thereof, and (f) all trade secrets and other confidential information relating to the business of Debtor including by way of illustration and not limitation: systems and techniques for the analysis, diagnosis and correction of malfunctions of products used by Debtor's customers; the names and addresses of, and credit and other business information concerning, Debtor's past, present or future customers; the prices which Debtor obtains for its services or at which it sells merchandise; estimating and cost procedures; profit margins; policies and procedures pertaining to the sale and design of equipment, components, devices and services furnished by Debtor; information concerning suppliers of Debtor; and information concerning the manner of operation, business plans, pledges, projections, and all other information of any kind or character, whether or not reduced in writing, with respect to the conduct by Debtor of its business not generally known by the public. The term "General Intangibles" excludes any software licenses or similar licenses that are not permitted to be pledged in accordance with the terms thereof.

SECURITY AGREEMENT - Page 2

         "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) including, but not limited to, promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by Debtor.

         "Intellectual  Property" shall mean  collectively all of the following:
Copyrights,   Copyright  Licenses,  Patents,  Patent  Licenses,  Trademarks  and
Trademark Licenses.

         "Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by Debtor, wherever located including, without limitation, finished goods, raw materials, work in process and other materials and supplies (including packaging and shipping materials) used or consumed in the manufacture or production thereof and goods which are returned to or repossessed by Debtor.

         "Investment Property" means all "investment property" (as defined in the UCC), now owned or hereafter acquired by Debtor, including, without limitation, all securities (certificated or uncertificated), securities accounts, securities entitlements, commodity contracts and commodity accounts.

         "Patent License" means any written agreement now or hereafter in existence granting to Debtor any right to use any invention on which a Patent is in existence (excluding any such agreement if and to the extent that any attempt to grant a security interest hereunder in any such agreement without the consent of a third party would constitute a breach thereof and such consent has not been obtained by Debtor) including, without limitation, the agreements described in
Schedule 1 of the Patent Security Agreement.

SECURITY AGREEMENT - Page 3

         "Patents" means collectively all of the following: (a) all patents and patent applications now owned or hereafter created or acquired by Debtor including, without limitation, those listed on Schedule I of the Patent Security Agreement and the inventions and improvements described and claimed therein, and patentable inventions; (b) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing; (c) all income, royalties, damages or payments now and hereafter due and/or payable under any of the foregoing with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with any of the foregoing.

         "Patent Security Agreement" means a patent security agreement executed and delivered by Debtor to Lender, substantially in the form of Exhibit B, as such agreement may be amended, supplemented or otherwise modified from time to time.

         "Proceeds" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral including, without limitation, all claims of Debtor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

         "Secured  Obligations" has the meaning assigned to that term in Section

         "Security  Interests" means the security  interests granted pursuant to
Section 2, as well as all other security interests created or assigned by Debtor as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

         "Trademark License" means any written agreement now or hereafter in existence granting to Debtor any right to use any Trademark (excluding any such agreement if and to the extent that any attempt to grant a security interest hereunder in any such agreement without the consent of a third party would constitute a breach thereof and such consent has not been obtained by Debtor), including, without limitation, the agreements described in Schedule 1 to the Trademark Security Agreement.

         "Trademarks" means collectively all of the following now owned or hereafter created or acquired by Debtor: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 of the Trademark Security Agreement; (b) all reissues, extensions or renewals thereof; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing including damages or payments for past or future infringements of any of the foregoing;
(d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

SECURITY AGREEMENT - Page 4

         "Trademark Security Agreement" means the trademark security agreement executed and delivered by Debtor to Lender substantially in the form of Exhibit C, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Texas, as amended from time to time, and any successor statute; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provision hereof relating to such perfection or effect of perfection or non-perfection.

         1.2 Other Definition Provisions. References to "Sections", "subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

SECTION 2. Grant of Security Interests

         In order to secure the payment and performance of the Secured Obligations in accordance with the terms thereof, Debtor hereby assigns and grants to Lender a continuing security interest in and to all right, title and interest of Debtor in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

                  (A) Accounts;

                  (B) Inventory;

                  (C) General Intangibles;

                  (D) Documents;

                  (E) Instruments;

                  (F) Equipment;

                  (G) Fixtures;

                  (H) All deposit accounts of Debtor maintained with any bank or financial institution;

                  (I) The Collateral Account, all cash deposited therein from time to time and other monies and property of Debtor in the possession or under the control of Lender;

                  (J) All Investment Property and Financial Assets;

                  (K) All books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described in subparts (A) - (J) above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

                  (L) Products and Proceeds of all or any of the property described in subparts

                  (A) -(K) above.

SECURITY AGREEMENT - Page 5

Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Debtor (a) shall have the right to transfer or grant to other Persons licenses and sublicenses with respect to Intellectual Property in the ordinary course of its business and (b) may otherwise dispose of Collateral in accordance with and subject to the restrictions contained in the Loan Agreement.

SECTION 3. Security for Obligations

         This Agreement secures the payment and performance of the Obligations and all obligations of every nature of Debtor, now or hereafter existing under this Agreement and any other Loan Documents to which Debtor is a party, including, without limitation, the Guaranty, and all renewals, extensions, restructurings and refinancings of any of the above (all such debts, obligations and liabilities of Debtor being collectively called the "Secured Obligations").

SECTION 4. Debtor Remains Liable

         Anything herein to the contrary notwithstanding: (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Lender of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) Lender shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECURITY AGREEMENT - Page 6

SECTION 5. Representations and Warranties

         In order to induce Lender to enter into the Loan Documents, Debtor represents and warrants to Lender that the following statements are and will be true, correct and complete:

         5.1 Location of Equipment, Fixtures and Inventory. All of the Equipment, Fixtures and Inventory is located at the place specified in Schedule
I. Schedule I correctly identifies the landlords or mortgagees (other than Lender), if any, of each of Debtor's locations identified on Schedule I. None of the Collateral has been located in any location within the past four months other than as set forth on Schedule 1. None of the Equipment is evidenced by a certificate of title other than Equipment with an aggregate book value not to exceed $5,000.00.

         5.2  Ownership  of  Collateral.  Except for the  matters  disclosed  on
Schedule II, the Permitted Encumbrances and the Security Interests, Debtor owns the Collateral free and clear of any Lien. No effective financing statement or other form of lien notice covering all or any part of the Collateral is on file in any recording office, except for those in favor of Lender and as disclosed on
Schedule II.

         5.3 Office Locations, Fictitious Names. The chief executive office and the office where Debtor keeps its books and records are both located at the place specified in Schedule I. Schedule I sets forth all locations where Debtor has a place of business. Debtor does not do business and has not done business during the past five years from the date hereof under any trade-name or fictitious business name except as disclosed on Schedule III.

         5.4 Perfection. This Agreement and the Trademark Security Agreement, the Patent Security Agreement and the Copyright Security Agreement executed pursuant hereto create a valid and enforceable security interest in the Collateral, securing the payment of the Secured Obligations, including, without limitation, all future Loans pursuant to the Loan Agreement and the Notes, and all extensions, renewals and other modifications thereof. Upon the filing of Uniform Commercial Code Financing Statements naming Debtor as debtor and Lender as secured party in the jurisdictions set forth in Schedule IV hereto, the delivery to Lender of all Collateral the possession of which is necessary to perfect the security interest therein, the notation of the Lender's security interest on all certificates of title evidencing Equipment, the release or assignment to Lender of the security interests described on Schedule V hereto, the filing of the Trademark Security Agreement with the United States Patent and Trademark Office, the Filing of the Patent Security Agreement with the United States Patent and Trademark Office and the Filing of the Copyright Security Agreement with the United States Copyright Office, the security interests created hereby shall constitute perfected, first priority security interests upon all the Collateral (other than Trademarks and Trademark Licenses registered in countries other than the United States) which shall be superior and prior to the rights of all third Persons now existing or hereafter arising, except for the Permitted Encumbrances and the matters disclosed on Schedule II.

         5.5 Accounts. Each Eligible Account constitutes the legally valid and binding obligation of the customer obligated to pay the same. The amount represented by Debtor to Lender as owing by each customer is the correct amount actually and unconditionally owing, except for normal cash discounts and allowances where applicable. To the knowledge of the Debtor, no customer has any defense, set-off, claim or counterclaim against Debtor that can be asserted against Lender, whether in any proceeding to enforce Lender's rights in the Collateral or otherwise except defenses, set-offs, claims or counterclaims that are not, in the aggregate, material to the value of the Accounts. None of the Accounts is evidenced by a promissory note or other Instrument other than a check or except for such Instruments delivered to the Lender as Collateral under the terms hereof.

SECURITY AGREEMENT - Page 7

         5.6 Intellectual Property. The Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses listed on the respective schedules to each of the Copyright Security Agreement, the Trademark Security Agreement and the Patent Security Agreement in the forms attached hereto as exhibits constitute all of Intellectual Property owned arid currently in use by Debtor.

         5.7  Accurate  Information.  All  information  heretofore,   herein  or
hereafter supplied to Lender by or on behalf of Debtor with respect to the Collateral is and will be accurate and complete in all material respects.

         5.8 Loan Agreement Warranties. Each representation and warranty with respect to Debtor or the Collateral set forth in Section 5 of the Loan Agreement and in each of the other Loan Documents is true and correct in all material respects and such representations and warranties are hereby incorporated herein by this reference with the same effect as though set forth in their entirety herein.

SECTION 6. Further Assurances: Covenants

         6.1 Other Documents and Actions. Debtor will, from time to time, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any Security Interests granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder, or the rights and remedies of Lender, with respect to any Collateral or to carry out the provisions and purposes hereof. Without limiting the generality of the foregoing, Debtor will: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, and as Lender may request, in order to perfect and preserve the Security Interests granted or purported to be granted hereby; (b) at any reasonable time, upon demand by Lender make the Collateral available for inspection by Lender or Persons designated by Lender as provided in the Loan
Agreement; and (c) upon Lender's request, appear in and defend any action or proceeding that may affect Debtor's title to or Lender's Security Interests in the Collateral. Notwithstanding the foregoing, Debtor shall not be required to execute any document or take any action to perfect the Lender's Lien in any foreign Intellectual Property under the laws of the applicable foreign jurisdiction unless a Default or Event of Default shall have occurred and be continuing and the Lender reasonably requests that such Liens be so perfected.

SECURITY AGREEMENT - Page 8

         6.2 Lender Authorized. Debtor hereby authorizes Lender to file one or more financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signature of Debtor.

         6.3 Structure or Name Change. Debtor will notify Lender in writing thirty (30) days prior to any change in Debtor's name, identity or partnership or corporate structure.

         6.4 Business Locations. Debtor will keep the Collateral at the locations specified on Schedule I, provided that Debtor shall not permit any Inventory to be located on properties which are not owned or leased by Debtor.

         6.5 Third Parties in Possession of Collateral. Debtor shall not permit any Inventory to be held by third Persons.

         6.6 Instruments. Debtor will deliver and pledge to Lender all Instruments duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Lender except that prior to the occurrence of a Default or an Event of Default Debtor may retain for collection and use in the ordinary course of business any checks representing Proceeds of Accounts received in the ordinary course of business. Debtor will mark conspicuously all chattel paper with a legend, in form and substance satisfactory to Lender, indicating that such chattel paper is subject to the Security Interests. When all the obligations of the debtor or issuer, as applicable, under any Instrument delivered to Lender hereunder have been satisfied or otherwise terminated, Lender agrees to return such Instrument to Debtor, without recourse or warranty, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment.

         6.7 Certificates of Title, Equipment. Debtor shall promptly deliver to Lender any and all certificates of title, applications for title or similar evidence of ownership of all Equipment and shall cause Lender to be named as lienholder on any such certificate of title or other evidence of ownership. Debtor shall promptly inform Lender of any additions to or deletions from the Equipment and shall not permit any such items to become Fixtures to real estate other than real estate described in the Mortgages unless Debtor has complied with its obligations under Section 6.4; provided that Debtor shall not provide the thirty (30) day prior written notice required by Section 6.4 if Debtor is required to cause the Equipment in question to become a Fixture as a result of any employee safety or other health or safety laws or regulations prior to the expiration of such thirty (30) day period and in such event, Debtor shall give Lender notice of the imposition of such requirement imposed by such health or safety laws or regulations and shall thereafter otherwise comply with Section 6.4.

         6.8 Account Covenants. Except as otherwise provided in this subsection 6.8, Debtor shall continue to collect, at its own expense, all amounts due or to become due Debtor under the Accounts. In connection with such collections, Debtor may take (and, at Lender's direction, shall take) such action as Debtor or Lender may reasonably deem necessary or advisable to enforce collection of the Accounts; provided, that Lender shall have the right at any time after the occurrence and during the continuance of an Event of Default to: (a) notify the customers or obligors under any Accounts of the assignment of such Accounts to Lender and to direct such customers or obligors to make payment of all amounts due or to become due directly to Lender; (b) enforce collection of any such Accounts; and (c) adjust, settle or compromise the amount or payment of such Accounts. After the occurrence and during the continuance of an Event of Default
(i) all amounts and Proceeds (including Instruments) received by Debtor with respect to the Accounts shall be received in trust for the benefit of Lender, shall be segregated from other funds of Debtor and shall be forthwith paid over to Lender in the same form as so received (with any necessary endorsement) to be held in the Collateral Account pursuant to Section 7 and (ii) Debtor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any customer or obligor thereof, or allow any credit or discount thereon (other than discounts given in the ordinary course of business) without the prior consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

SECURITY AGREEMENT - Page 9

         6.9 Intellectual Property Covenants. Debtor shall concurrently herewith deliver to Lender the Copyright Security Agreement, the Trademark Security Agreement and the Patent Security Agreement and all other documents, instruments and other items as may be necessary for Lender to file such agreements with the United States Copyright Office, the United States Patent and Trademark Office and any similar domestic or foreign office, department or agency except as otherwise provided in Section 6.1. If, before the Secured Obligations are paid in full, Debtor obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property which is (a) not listed on the schedules to the Copyright Security Agreement, the Trademark Security Agreement or the Patent Security Agreement, as the form of such agreements are attached hereto as Exhibits, and (b) should be listed thereon to perfect or protect the Security Interest therein, then Debtor shall give to Lender prompt written notice thereof, and shall amend the applicable Intellectual Property security agreement to include any such new Intellectual Property and shall deliver all other documentation and other items as may be necessary for Lender to file such agreements with the United States Copyright Office, the United States Patent and Trademark Office and/or any similar domestic or foreign office, department or agency except as other-wise provided in Section 6.1. Debtor shall: (a) prosecute diligently any copyright, patent, trademark or license application at any time pending to the extent the Intellectual Property relating to such application has a material value or is material to the conduct of Debtor's business; (b)make application on all new copyrights, patents and trademarks as reasonably deemed appropriate by Debtor;
(c) preserve and maintain all rights in the Intellectual Property to the extent such Intellectual Property has a material value or is material to the conduct of Debtor's business; and (d) upon and after the occurrence of an Event of Default, use its best efforts to obtain any consents, waivers or agreements necessary to enable Lender to exercise its remedies with respect to the Intellectual Property. Debtor shall not abandon any right to file a copyright, patent or trademark application nor shall Debtor abandon any pending copyright, patent or trademark application, or Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License without the prior written consent of Lender (which will not be unreasonably withheld, conditioned or delayed) or unless such Intellectual Property has no material value and is not material to the conduct of Debtor's business. Debtor represents and warrants to Lender that the execution, delivery and performance of this Agreement by Debtor will not violate or cause a default under any of the Intellectual Property or any agreement in connection therewith.

SECURITY AGREEMENT - Page 10

         6.10 Equipment Covenants. Debtor shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as exists on the date hereof ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall promptly make or cause to be made all repairs, replacements, and other improvements in connection therewith that are necessary or desirable to such end.

         6.11 Inventory Covenants. Debtor shall cause the Inventory to be produced in substantial compliance with all applicable laws, rules, regulations and governmental standards, including, without limitation, the minimum wage and overtime provisions of the Fair Labor Standards Act, as amended (29 U.S.C. ss.ss. 201-219), and the regulations promulgated thereunder.

         6.12 Collateral Description. Debtor will furnish to Lender, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

         6.13 Use of Collateral. Debtor will not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering any of the Collateral.

         6.14 Records of Collateral. Debtor shall keep full and accurate books and records relating to the Collateral and shall stamp or otherwise mark such books and records in such manner as Lender may reasonably request indicating that the Collateral is subject to the Security Interests.

         6.15 Other Information. Debtor will, promptly upon request, provide to Lender all information and evidence it may reasonably request concerning the Collateral, and in particular the Accounts, to enable Lender to enforce the provisions of this Agreement.

SECTION 7. Collateral Account: Proceeds of Collateral

         7.1 Cash Account. At the request of Lender, Debtor shall establish with Lender or at a bank designated by Lender a cash collateral account (the "Collateral Account") in the name and under the control of Lender into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to Lender pursuant to subsection 7.2 or any other provision of this Agreement. Any income received by Lender with respect to the balance from time to time standing to the credit of the Collateral Account shall remain, or be deposited, in the Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Collateral Account shall vest in Lender and shall constitute part of the Collateral.

         7.2 Customer Payments: Proceeds of Other Collateral. At Lender's request, Debtor shall instruct all customers and other Persons obligated with respect to all Accounts to make all payments either (a) directly to Lender (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of Lender) or (b) to Lender, or to one or more other banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and the control of Lender or such other bank(s)) under either a Lockbox Agreement or Lockbox Letter duly executed by Debtor and such other bank(s), in form and substance satisfactory to Lender, or under other arrangements, in form and substance satisfactory to Lender, pursuant to which (in the case of a bank other than Lender) Debtor shall have irrevocably instructed such other bank(s) (and such other bank(s) shall have agreed) to remit all proceeds of such payments directly to Lender for deposit into the Collateral Account or as Lender may otherwise instruct such other bank(s). All such payments made to Lender shall be deposited in the Collateral Account. Any Proceeds received by Debtor in violation of this
Section 7.2 shall be promptly delivered to the Lender and until so delivered, all such Proceeds shall be held in trust by Debtor for the benefit of Lender and shall be segregated from any other funds or property of Debtor.

SECURITY AGREEMENT - Page 11

         7.3 Proceeds of Other Collateral. Debtor agrees that if the Proceeds of any Collateral hereunder (other than the payments received in the ordinary course of business in respect of Accounts) shall be received by it, Debtor shall as promptly as possible deliver such Proceeds to the Lender to be held and applied to the Secured Obligations in accordance with the terms of the Loan Agreement. Until so delivered, all such Proceeds shall be held in trust by Debtor for the benefit of Lender and shall be segregated from any other funds or property of Debtor.

         7.4 Direction to Pay. Debtor hereby authorizes and directs Lender to apply the balance from time to time outstanding in the Collateral Account to the Secured Obligations as required pursuant to the terms of the Loan Agreement.

SECTION 8. Lender Appointed Attorney-in-Fact

         Debtor hereby irrevocably appoints Lender as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, Lender or otherwise, from time to time after the occurrence and during the continuation of an Event of Default, in Lender's discretion, to take any action and to execute any instrument that Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to obtain and adjust insuran6e required to be paid to Lender;

                  (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) to receive, endorse, and collect any drafts or other Instruments and Documents in connection with clauses (a) and (b) above;

                  (d) to file any claims or take any action or institute any proce6dings that Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any-of the Collateral;

                  (e) to pay or discharge taxes or Liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Lender in its sole discretion, and such payments made by Lender to become obligations of Debtor to Lender, due and payable immediately without demand;

SECURITY AGREEMENT - Page 12

                  (f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

                  (g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Debtor's expense, at any time or from time to time, all acts and things that Lender deems necessary to protect, preserve or realize upon the Collateral, including, without limitation, to file one or more continuation or financing statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signature of Debtor.

Debtor hereby ratifies and approves all acts of Lender made or taken pursuant to this Section 8. Neither Lender nor any Person designated by Lender shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as this Agreement shall remain in force.

SECTION 9. Transfers and Other Liens

         Except as otherwise permitted herein or by the Loan Agreement, Debtor shall not:

                  (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral; or

                  (b) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person except for the Security Interest created by this Agreement or permitted under the Loan Agreement.

SECTION 10. Remedies

         If any Event of Default shall have occurred and be continuing, Lender may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (a) require Debtor to, and Debtor hereby agrees that it will, at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties; (b) withdraw all cash in the Collateral Account and apply such monies in payment of the Secured Obligations in the manner provided in Section 13; (c) without notice or demand or legal process, enter upon any premises of Debtor and take possession of the Collateral; and (d) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by law, at least ten days notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Lender. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

SECURITY AGREEMENT - Page 13

SECTION 11. License of Intellectual Property

         Debtor hereby assigns, transfers and conveys to Lender, effective upon the occurrence of any Event of Default, the nonexclusive right and license to use all Intellectual Property owned or used by Debtor together with any goodwill associated therewith, all to the extent necessary to enable Lender to realize on the Collateral and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Lender and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to Debtor by Lender.

SECTION 12. Limitation on Duty of Lender With Respect to Collateral

         Beyond the safe custody thereof, Lender shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Lender shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or bailee selected by Lender in good faith.

SECTION 13. Application of Proceeds

         Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Account shall be applied or paid as provided in the Loan Agreement.

SECTION 14. Expenses

         Debtor shall pay all insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of perfecting and maintaining the Security Interests, any and all excise, property, sales and use taxes imposed by any federal, state, local or foreign authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. If Debtor fails to promptly pay any portion of the above expenses when due or to perform any other obligation of Debtor under this Agreement, Lender may, at its option, but shall not be required to, pay or perform the same and charge Debtor's account for all costs and expenses incurred therefor, and Debtor agrees to reimburse Lender therefor on demand. All sums so paid or incurred by Lender for any of the foregoing, any and all other sums for which Debtor may become liable hereunder and all costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by Lender in enforcing or protecting the Security Interests or any of its rights or remedies under this Agreement shall be payable on demand, shall constitute Obligations, shall bear interest until paid at the highest rate provided in the Loan Agreement or other Loan Documents and shall be secured by the Collateral.

SECURITY AGREEMENT - Page 14

SECTION 15. Termination of Security Interests: Release of Collateral

         Upon payment in full of all Secured Obligations and the termination of all commitments of Lender, the Security Interests shall terminate and all rights to the Collateral shall revert to Debtor. Upon such termination of the Security Interests or release of any Collateral, Lender will, at the expense of Debtor, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 16. Notices

         All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Loan Agreement.

SECTION 17. Waivers: Non-Exclusive Remedies

         No failure on the part of Lender to exercise, and no delay in exercising and no course of dealing with respect to, any power, privilege or right under the Loan Agreement or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Lender of any power, privilege or night under the Loan Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other power, privilege or right. The powers, privileges and rights in this Agreement and the Loan Agreement are cumulative and are not exclusive of any other remedies provided by law.

SECTION 18. Successors and Assigns

         This Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of all or any of the Secured
Obligations, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations, This Agreement shall be binding on Debtor and its successors and assigns.

SECURITY AGREEMENT - Page 15

SECTION 19. Changes in Writing

         No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Debtor therefrom, shall in any event be effective without the written concurrence of Lender and Debtor.

SECTION 20. Applicable Law

         THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

SECTION 21. Failure or Indulgence Not Waiver: Remedies Cumulative

         No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 22. Headings

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 23. Counterparts

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Agreement by signing any such counterpart.

SECURITY AGREEMENT - Page 16

         Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the day first above written.

                                              LENDER:
                                              ------

                                              BANK ONE, TEXAS, N.A.


                                              By:      /s/ Reed V. Thompson
                                                  ------------------------------
                                              Name:    Reed V. Thompson
                                              Title:   Vice President




                                              DEBTOR:
                                              ------

                                              AVATAR SYSTEMS, INC.


                                              By:      /s/ Robert C. Shreve, Jr.
                                                  ------------------------------
                                              Name:    Robert C. Shreve, Jr.
                                              Title:   President


SECURITY AGREEMENT - Signature page

                                   SCHEDULE I
                                       TO
                               SECURITY AGREEMENT



                 Locations of Equipment. Fixtures and Inventory
                 ----------------------------------------------



Locations of Debtor                                          Landlord/Mortgagee
-------------------                                          ------------------
1.       5728 LBJ Freeway
         Suite 270
         Dallas, Texas  75240

                                   SCHEDULE II
                                       TO
                               SECURITY AGREEMENT


                       Other Liens, Security Interests and
                              Financing Statements
                              --------------------



                                                                   Financing
Jurisdiction             Secured Party        Date                Statement No.
------------             -------------        ----                -------------
                               None.

                                  SCHEDULE III
                                       TO
                               SECURITY AGREEMENT


                        Trade-names and Fictitious Names
                          (Present and Past Five Years)
                          -----------------------------



                                      None.

                                   SCHEDULE IV
                                       TO
                               SECURITY AGREEMENT


                            UCC Filing Jurisdictions
                            ------------------------



                            Texas Secretary of State

                                   SCHEDULE V
                                       TO
                               SECURITY AGREEMENT


                            Releases and Assignments
                            ------------------------





                                      None.

                                    EXHIBIT A

                          COPYRIGHT SECURITY AGREEMENT
                          ----------------------------

         WHEREAS, Avatar Systems, Inc., a Texas corporation ("Grantor") owns the Copyright registrations and Copyright applications listed on Schedule I annexed hereto, and is a party to the Copyright Licenses listed on Schedule I annexed hereto; and


         WHEREAS, Avatar Systems, Inc, a Texas corporation ("Borrower"), and Bank One, Texas, N.A. ("Lender") are parties to an Amended and Restated Loan Agreement dated as of July 10, 2000 (as the same may be amended and in effect from time to time, the "Loan Agreement"), providing for extensions of credit to be made to Borrower by Lender; and

         WHEREAS, pursuant to the terms of the Security Agreement dated as of July 10, 2000 (as the same may be amended and in effect from time to time, the "Security Agreement"), between Grantor and Lender (in such capacity, together with its successors in such capacity, "Grantee"), Grantor has granted to Grantee a security interest in substantially all the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Copyrights (as defined in the Security Agreement), Copyright registrations, Copyright applications and Copyright Licenses (as defined in the Security Agreement), together with the goodwill of the business symbolized by Grantor's Copyrights and all proceeds thereof, to secure, inter alia, the payment and performance of the Secured Obligations (as therein defined);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of w1iich are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright Collateral"), whether presently existing or hereafter created or acquired:

                  (1) each Copyright, Copyright application and Copyright registration, together with any reissues, extensions or renewals thereof, including, without limitation, the Copyright, Copyright registrations and Copyright applications referred to in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Copyright, Copyright registration and Copyright application;

                  (2) each Copyright License and all of the goodwill of the business connected with the use of, and symbolized by, each Copyright License; and

                  (3) all Products and proceeds of the foregoing, including, without limitation, any claim by Grantor against t1iird. parties for past, present or future (a) infringement or dilution of any Copyright or Copyright registration including, without limitation, the Copyright and Copyright registrations referred to in Schedule 1 annexed hereto, the Copyright registrations issued with respect to the Copyright applications referred in Schedule 1 and the Copyright licensed under the Copyright License, or (b) injury to the goodwill associated with any Copyright, Copyright registration or Copyright licensed under any Copyright License.

This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN  WITNESS  WHEREOF,   Grantor  has  caused  this  Copyright  Security
Agreement to be duly executed by its duly authorized officer as of the ___ day of July, 2000.

                                                   GRANTOR:

                                                   AVATAR SYSTEMS, INC.


                                                   By:_______________________
         (CORPORATE SEAL)                          Name:_____________________
                                                   Title:____________________




Acknowledged:

BANK ONE, TEXAS, N.A.


By:_______________________
Name:_____________________
Title:____________________

                                 ACKNOWLEDGMENT

STATE OF ___________     ss.
                         ss.
COUNTY OF _________      ss.

         On the day of 2000, before me personally appeared ____________________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as ____________________ of ___________________, who being by me duly sworn, did depose  and  say  that  he is  __________________  of  ___________________,  the
corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.



         (Seal)                              -----------------------------------
                                             Notary Public

                                 ACKNOWLEDGMENT

STATE OF ___________     ss.
                         ss.
COUNTY OF _________      ss.

         On the _____ day of ______________, 2000, before me personally appeared ___________________________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as Vice President of Bank One, Texas, N.A. who being by me duly sworn, did depose and say that he is Vice President of Bank One, Texas, N.A., the national banking association described in and which executed the foregoing instrument; that the said instrument was signed and sealed on behalf of said national banking association under due authority granted by such national banking association; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said national banking association.



         (Seal)                              -----------------------------------
                                             Notary Public

                                   Schedule 1
                                  to Copyright
                               Security Agreement
                               ------------------


                                   COPYRIGHTS
                                   ----------

Title                                              Registration Nos.
-----                                              -----------------
Accounting System                                  TX 2,437,320
S/36 Marketing and Investor Service Program        TX 2,437,321 and TX 3,145,466
Land and Lease Records System                      TX 2,439,324
S/36 Land and Lease Records Program                TX 2,451,109 and TX 3,145,465
Payroll System                                     TX 2,451,110
S/36 Marketing Contract Administration Program     TX 2,451,136 and TX 3,145,463
Payroll System                                     TX 2,451,137
Windfall Profits Tax                               TX 2,451,139
S/36 Production Program                            TX 2,451,140 and TX 3,145,468
S/36 Oil and Gas Accounting Program                TX 2,506,209 and TX 3,145,467
S/36 Minerals Management Service Program           TX 3,145,464
AS/400 Oil First Purchaser Program                 TX 3,145,462
Gas First Purchaser AS/400                         TX 3,269,726
Marketing Contract Administration AS/400           TXu 509,540
Land and Lease Records AS/400                      TXu 510,273
Production AS/400                                  TXu 510,784
Oil and Gas Accounting AS/400                      TXu 531,280


                             COPYRIGHT APPLICATIONS
                             ----------------------

                                      None.



                               COPYRIGHT LICENSES
                               ------------------

                                      None.

                                    EXHIBIT B


                            PATENT SECURITY AGREEMENT
                            -------------------------

         WHEREAS, Avatar Systems, Inc., a Texas corporation ("Grantor") owns the Patents and Patent Applications listed on Schedule I annexed hereto, and is a party to the Patent Licenses listed on Schedule I annexed hereto; and

         WHEREAS, Avatar Systems, Inc, a Texas corporation ("Borrower"), and Bank One, Texas, N.A. ("Lender") are parties to a Loan Agreement dated as of July 10, 2000 (as the same may be amended and in effect from time to time, the "Loan Agreement"), providing for extensions of credit to be made to Borrower by Lender; and

         WHEREAS, pursuant to the terms of the Security Agreement dated as of July 10, 2000 (as said Agreement may be amended and in effect from time to time, the "Security Agreement"), between Grantor and Lender (in such capacity, together with its successors in such capacity, the "Grantee"), Grantor has granted to Grantee a security interest in substantially all the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Patents (as defined in the Security Agreement), Patent applications and Patent Licenses (as defined in the Security Agreement), and all products and proceeds thereof, to secure, inter alia, the payment and performance of the Secured Obligations (as therein defined);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether presently existing or hereafter created or acquired:

                  (1) each Patent and Patent application, including, without limitation, each Patent and Patent application referred to in Schedule 1 annexed hereto, together with any reissues, continuations or extensions thereof,

                  (2) each Patent License, including, without limitation, each Patent License listed on Schedule 1 annexed hereto; and

                  (3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement of any Patent, including, without limitation, any Patent referred to in Schedule 1 annexed hereto, any Patent issued pursuant to a Patent Applications referred to in Schedule 1 and any Patent licensed under any Patent License listed on Schedule 1 annexed hereto.

This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provision of which are incorporated by reference herein as if fully set forth herein.

         IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be duly executed by its duly authorized officer thereunto as of the _____ day of July, 2000.

                                             GRANTOR:

                                             AVATAR SYSTEMS, INC.


                                             By:
                                                --------------------------------
         (CORPORATE SEAL)                    Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------




Acknowledged:



BANK ONE, TEXAS, N.A.


By:
    ----------------------------------------
Name:
      --------------------------------------
Title:
       -------------------------------------

                                 ACKNOWLEDGMENT

STATE OF ___________     ss.
                         ss.
COUNTY OF _________      ss.

         On the  ______ day of  _________________,  2000,  before me  personally appeared ______________________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as _____________________ of __________________, who
being by me duly sworn, did depose and say that he is ___________________ of ___________________, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.



         (Seal)                              -----------------------------------
                                             Notary Public

                                 ACKNOWLEDGMENT

STATE OF ___________     ss.
                         ss.
COUNTY OF _________      ss.

         On the _____ day of _______________, 2000, before me personally appeared _________________________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as Vice President of Bank One, Texas, N.A. who being by me duly sworn, did depose and say that he is Vice President of Bank One, Texas, N.A., the national banking association described in and which executed the foregoing instrument; that the said instrument was signed and sealed on behalf of said national banking association under due authority granted by such national banking association; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said national banking association.



         (Seal)                              -----------------------------------
                                             Notary Public

My commission expires:
                       ---------------------

                                   Schedule 1
                                    to Patent
                               Security Agreement
                               ------------------


                              UNITED STATES PATENTS
                              ---------------------


                                                  Patent                 Issue
Country                    Description            Number                 Date
-------                    -----------            ------                 ----


                                 None.






                               PATENT APPLICATIONS
                               -------------------

                                      None.



                                 PATENT LICENSES
                                 ---------------

                                      None.

                                    EXHIBIT C

                          TRADEMARK SECURITY AGREEMENT
                          ----------------------------



         WHEREAS, Avatar Systems, Inc., a Texas corporation ("Grantor"), owns the Trademarks, Trademark registrations, and Trademark applications listed on
Schedule 1 annexed  hereto,  and is a party to the Trademark  Licenses listed on
Schedule 1 annexed hereto; and

         WHEREAS, Avatar Systems, Inc., a Texas corporation ("Borrower"), and Bank One, Texas, N.A. ("Lender") are parties to a Loan Agreement dated as of July 10, 2000 (as the same may be amended and in effect from time to time, the "Loan Agreement"), providing for extensions of credit to be made to Borrower by Lender; and

         WHEREAS, pursuant to the terms of the Security Agreement dated as of July 10, 2000 (as the same may be amended and in effect from time to time, the "Security Agreement"), between Grantor and Lender (in such capacity, together with its successors in such capacity, "Grantee"), Grantor has granted to Grantee a security interest in substantially all the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Trademarks (as defined in the Security Agreement), Trademark registrations, Trademark applications and Trademark Licenses (as defined in the Security Agreement), together with the goodwill of the business symbolized by Grantor's Trademarks, and all proceeds thereof, to secure, inter alia, the payment and performance of the Secured Obligations (as therein defined);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether presently existing or hereafter created or acquired:

                  (1) each Trademark, Trademark registration and Trademark application, including, without limitation, the Trademarks, Trademark registrations (together with any reissues, continuations or extensions thereof and Trademark applications referred to in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark, Trademark registration and Trademark application;

                  (2) each Trademark License and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark License; and

                  (3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Trademark or Trademark registration including, without limitation, the Trademarks and Trademark registrations referred to in Schedule 1 annexed hereto, the Trademark registrations issued with respect to the Trademark applications referred in Schedule 1 and the Trademarks licensed under any Trademark License, or (b) injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License.

This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

         IN  WITNESS  WHEREOF,   Grantor  has  caused  this  Trademark  Security
Agreement to be duly executed by its duly authorized officer thereunto as of the _____ day of July, 2000.

                                             GRANTOR:

                                             AVATAR SYSTEMS, INC.


                                             By:
                                                --------------------------------
         (CORPORATE SEAL)                    Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------



Acknowledged:



BANK ONE, TEXAS, N.A.


By:
    ----------------------------------------
Name:
      --------------------------------------
Title:
       -------------------------------------

                                 ACKNOWLEDGMENT

STATE OF ___________     ss.
                         ss.
COUNTY OF _________      ss.

         On the _____ day of ______________, 2000, before me personally appeared _________________________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as ____________________ of _________________, who being by me duly sworn, did depose and say that he is __________________ of __________________, the described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.



         (Seal)                              -----------------------------------
                                             Notary Public

                                 ACKNOWLEDGMENT

STATE OF ___________     ss.
                         ss.
COUNTY OF _________      ss.

         On the _____ day of _______________, 2000, before me personally appeared _________________________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as Vice President of Bank One, Texas, N.A. who being by me duly sworn, did depose and say that he is Vice President of Bank One, Texas, N.A., the national banking association described in and which executed the foregoing instrument; that the said instrument was signed and sealed on behalf of said national banking association under due authority granted by such national banking association; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said national banking association.





         (Seal)                              -----------------------------------
                                             Notary Public

                                   Schedule 1
                                  to Trademark
                               Security Agreement


                      UNITED STATES TRADEMARK REGISTRATIONS

                                              Registration    Registration
Grantor           Mark           Country         Number           Date
-------           ----           -------         ------           ----
                           None.


                      UNITED STATES TRADEMARK APPLICATIONS

Mark                                                  Application Serial No.
----                                                  ----------------------
AVATAR                                                75-614,378
PETROWARE                                             75-623,916
PETROWARE 2000                                        75-894,228
PETROWARE PLUS                                        75-894,236


                         FOREIGN TRADEMARK REGISTRATIONS
                         -------------------------------

                                      None.



                         FOREIGN TRADEMARK APPLICATIONS
                         ------------------------------

                                      None.



                               TRADEMARK LICENSES
                               ------------------

                                      None.



                             UNREGISTERED TRADEMARKS
                             -----------------------

                                      None.